UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2011

HOUSING PROGRAMS LIMITED

 (Exact name of Registrant as specified in its charter)

California	0-13808	95-3906167
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Housing Programs Limited, a California limited partnership (the “Registrant”), holds a 99% limited partnership interest in Jenny Lind Hall Second Limited Partnership (“Jenny Lind”), a California limited partnership. On August 18, 2011, Jenny Lind entered into a purchase and sale contract to sell its investment property to a third party, BG Housing LLC (the “Purchaser”), a Washington limited liability company, for a gross sales price of $2,250,000.  After payment of closing costs and repayment of the notes payable encumbering the property, the Registrant does not expect to receive any proceeds from the sale of Jenny Lind.  The Registrant’s investment balance in Jenny Lind was zero as of June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSING PROGRAMS LIMITED

By: National Partnership Investments Corp.
Corporate General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: August 23, 2011